UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2005

American Land Lease, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-09360	84-103876
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

29399 U.S. Hwy 19 North, Suite 320, Clearwater, FL	33761
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (727) 726-8868

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 2, 2005, American Land Lease, Inc. (the “Company”) completed the sale of an aggregate of 100,000 shares of its 7.75% Series A Cumulative Redeemable Preferred Stock pusuant to the exercise of the underwriters’ over-allotment option. The Company issued a press release announcing the exercise and closing of the over-allotment option, a copy of which is filed as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Press Release dated March 2, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN LAND LEASE, INC.

Date: March 3, 2005	By:	/s/ Shannon Smith
Shannon Smith
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 2, 2005.

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